3Q 2014 Investor Presentation November 2014 Exhibit 99.1

Forward-Looking Statements
2.
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
Argo Group at a Glance
Exchange / Ticker: NASDAQ / “AGII”
Share Price: $55.29
Market Capitalization: $1.4 billion
Annual Dividend / Yield: $0.72 per share / 1.3%
Gross Written Premium: $1.9 billion
Capital: $2.0 billion
Analyst Coverage: Raymond James (Outperform) – Greg Peters
Sterne Agee (Buy) – Dan Farrell
William Blair (Outperform) – Adam Klauber
Compass Point (Neutral) – Ken Billingsley
Dowling & Partners (Neutral) – Aaron Woomer
KBW (Market Perform) – Brett Shirreffs
Macquarie (Neutral) – Amit Kumar
Atlanta Bermuda Boston Brussels Chicago Dallas Denver Dubai Houston Irvine London
Los Angeles Malta New York Paris Peoria Portland Richmond Rio de Janeiro
Rockwood San Antonio San Francisco Sao Paulo Scottsdale Seattle Singapore Zurich
Note: Market information as of November 5, 2014 and annual performance figures as of TTM September 30, 2014.

4.
Leading Specialty Franchise
Global underwriter of specialty insurance &
reinsurance
Strategically located in major insurance centers
• U.S., Bermuda and London
Established presence in attractive markets
• Leader in U.S. Excess & Surplus Lines
• Top Quartile Lloyd’s Syndicate by stamp
• Strong core Commercial Specialty franchise
• Flexible reinsurance & excess casualty platform
• Primary presence in Brazil
Diversified by geography, product & distribution
Broad and strong producer relationships
• Retailers, wholesalers and brokers (Lloyd’s, Re)
“A” (excellent) A.M. Best rating
Primary
Insurance
Reinsurance
Property
Casualty
GWP by Business Type
GWP by Business Mix Argo Franchise Overview
~40%
~60%
~90%
~10%

5.
Maximize
Shareholder
value
through
growth in
Book Value
per Share
Sustainable competitive advantage
• Niche markets
• Underwriting expertise
• Superior customer service
• Product innovation
Profitable organic & strategic growth
• Profitable through cycles
• Key underwriters/teams
• Deals that meet stringent criteria
Deep, tenured management team
Active capital management
Strategy Aligned Toward Shareholder Value

6.
*Excludes GWP recorded in runoff and corporate & other.
Evolution of Growth and Diversification
2001
• Acquired Colony
and Rockwood
• Founded Trident
(Public Entity)
2005
• Sold Risk
Management
business
2007
• Rebranded Argo Group
• Completed acquisition
• Formed Argo Re
Syndicate 1200
2011
• Established  local
presence in Brazil
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
’14/3Q
TTM
BVPS $27.60 $30.46 $35.52 $41.05 $39.62 $47.00 $52.55 $50.54 $55.22 $58.96 $62.99
Total Capital (Millions) $717 $860 $992 $1,754 $1,763 $1,975 $1,986 $1,840 $1,915 $1,966 $2,008
$622
$788
$903
$1,056
$1,153
$1,182
$1,605
$1,987
$1,530
$1,544
$1,744
$1,888
$1,892
400
800
1,200
1,600
2,000
Total
Risk Management (sold renewal rights in 2005)
International Specialty
Syndicate 1200
Commercial Specialty
Excess & Surplus Lines
15%
30%
32%
22%
2008
• Acquired Lloyd’s
in Bermuda

7.
Argo Group Business Mix ($1.9B in GWP)
GWP by Segment
Excess &
Surplus Lines
Commercial
Specialty
Syndicate
1200
International
Specialty
30%
15%
32%
GWP by Product
GWP by Geography
United
States
London
Bermuda
22%
15%
Excess &
Surplus Lines
32%
Other
Commercial
Specialty
Property
Public Entity
20%
5%
6%
Marine &
Aerospace
Surety 3%
Alteris
Mining 4%
Emerging Mkts 9%
6%
Emerging Markets 5%
54%
11%
30%
GWP by Business Type
Primary
Insurance
Reinsurance
*Data is based on TTM as of September 30, 2014. Excludes GWP recorded in runoff and corporate & other.
~90%
~10%

Commercial Specialty

Excess & Surplus Lines

Syndicate 1200

International Specialty

ARGO GROUP

8.
Multi-Channel Distribution Strategy
Retail Broker /
Agent
General
Agency
Wholesale
Broker
Lloyd’s
Market
Reinsurance
Broker
Rockwood X
Argo Insurance X
Trident X
Surety X X
Commercial Programs X
Alteris X
Contract X
Transportation X
Casualty X
E&O X X
D&O X X
Environmental X
Allied Medical X X
Specialty Property X
Liability X
Property X
Aviation X
Marine X
Excess Casualty X X
Professional Liability X X
Emerging Markets X X
Reinsurance X

9.
Maximizing Shareholder Value – BVPS Growth
2002
Reported Book Value
1
Cumulative Dividends
Price/Book
2
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q ‘14
$21.27
$24.75
$27.60
$30.46
$35.52
$41.05
$39.62
$47.00
$52.55
$50.54
$55.22
$58.96
$62.99
$21.27
$24.75
$27.60
$30.46
$35.52
$42.55
$41.12
$48.50
$54.49
$52.92
$58.03
$62.36
$66.89
1.1x
1.1x
1.2x
1.6x
1.7x
1.2x
0.9x
0.8x
0.7x 0.7x
0.6x
0.8x
0.8x
(1) Book value per common share:
(2) Price / book calculated at 52-week high and most recent book value per share. Stock price adjusted for PXRE merger for 2006 and prior years.
- Adjusted for June 2013 stock dividend
- 2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated
- 2006 and prior years adjusted for PXRE merger
- 2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007

10.
Substantial Growth and Financial Strength
Scale 2002 2006 TTM 3Q '14 '02-3Q'14 Factor
Gross Written Premiums $622.1 $1,155.6 $1,893.3
3.0x
Net Written Premiums 484.0 847.0 1,363.2
2.8x
Net Earned Premiums 378.4 813.0 1,341.0
3.5x
Financial Strength 2002 2006 TTM 3Q '14 '02-3Q'14 Factor
Total Assets $2,208.9 $3,721.5 $6,388.6
2.9x
Total Investments 1,181.3 2,514.1 4,111.7
3.5x
Shareholder's Equity 327.7 847.7 1,626.9
5.0x
Total Capital 327.7 992.0 2,007.8
6.1x
Debt / Total Capital 0.0% 14.5% 19.0%
A.M. Best Rating A A A

NEP ($M)
8.8%

NEP ($M)
-4.3%

NEP ($M)
5.6%

NEP ($M)
3.5%

ARGO GROUP

11.
Combined Ratio 93.7% -2.6% 91.1% Combined Ratio 95.9% -7.1% 88.8%
Combined Ratio 98.0% 2.3% 100.3%
Combined Ratio 90.0% -4.7% 85.3%
3Q YTD YoY Net Earned Premium & Combined Ratio
Consolidated NEP up 3.9% and Combined Ratio down 2.3% in 3Q YTD 2014 vs. 3Q YTD 2013
Excess & Surplus Lines Commercial Specialty
International Specialty Syndicate 1200
$334.4
$363.9
$100
$200
$300
$400
3Q '13 YTD 3Q '14 YTD
$225.1
$215.5
$50
$100
$150
$200
$250
3Q '13 YTD 3Q '14 YTD
$106.6
$112.6
$25
$50
$75
$100
$125
$150
3Q '13 YTD 3Q '14 YTD
$295.6
$305.9
$100
$150
$200
$250
$300
$350
3Q '13 YTD 3Q '14 YTD

$101.4
$112.7
$98.3
$64.7
$71.0
$74.4
$83.2
$96.3
$80.7
All data in millions except for ratio calculations. TTM = trailing twelve months.
Excess & Surplus Lines Segment (32% of TTM GWP)
88.9% 89.3% 99.6% 97.4% 95.5% 91.9% 93.3% 85.3% 88.1%
About Us
• Leader in U.S. Excess & Surplus Lines
• Strong relationships with national,
local and regional wholesale brokers
• Seasoned U/W expertise is a competitive
advantage
• Target all sizes of non-standard (hard-to-place)
risks, with focus on small/medium accounts
• Underwrites on both admitted & non-admitted
basis and across all business enterprises via
two brands:
GWP by Business Unit (TTM 9/30/14)
Casualty 35%
Transportation 7%
Environmental 5%
Allied Medical 6%
Management Liability 7%
Property 11%
Contract  24%
Errors & Omissions 5%
Combined Ratio
PTOI
Gross Written Premium PTOI
(1)
& Combined Ratio
2006 2013 2011 2010 2009 2008 2012 2007 3Q’14 (2) 2013 2011 2010 2009 2008 2006 2012 2007 3Q‘14 (3)
(1) PTOI = Pre-Tax Operating Income. Excludes interest expense.
(2) Data is based on year-to-date as of September 30, 2014.
(3) Data is based on trailing twelve months as of September 30, 2014.
$753.2
$726.5
$684.3
$642.3
$522.6
$478.9
$513.5
$594.2
$613.7
• Colony Specialty
• Argo Pro
12.

13.
97.4%
95.5%
91.9%
88.1%
85.3%
2010 2011 2012 2013 3Q 2014 YTD
New segment
management
team is formed
Year of
restructuring
and strategy
enhancement
Year of execution
on the newly
restructured
platform
Continued
execution and
combined ratio
improvement
Restructuring initiatives and strategy enhancement has enabled
Argo to become an industry-leading E&S underwriter
E&S Operating Platform Enhancement

14.
Commercial Specialty Segment (22% of GWP)
About Us
• Business primarily placed through
retail distribution partners
• Argo Insurance – Designs customized
commercial insurance programs for grocers, dry
cleaners, restaurants and other specialty retail
clients
• Trident – 2 largest provider of insurance to
small and midsize U.S. public entities
• Rockwood – 2 largest provider of commercial
insurance to coal mining industry
• Alteris – fee based business where Argo or
others accept the risk
GWP by Business Unit (TTM 9/30/14)
U.S. Retail (Argo Insurance) 17%
Restaurants 6%
Grocery 7%
Dry Cleaners 2%
Other Industries 3%
Public Entity
(Trident) 21%
Surety 12%
Mining
(Rockwood) 19%
Other 4%
Alteris Managed Premium 27%
Transportation 3%
State Workers’ Comp Funds 19%
Self Insured Public Entity 5%
89.4% 88.7% 95.6% 98.1% 108.3% 115.1% 96.5% 100.3% 97.8%
Gross Written Premium PTOI
(1)
& Combined Ratio
(1) PTOI = Pre-Tax Operating Income. Excludes interest expense.
(2) Data is based on year-to-date as of September 30, 2014.
(3) Data is based on trailing twelve months as of September 30, 2014.
$389.1
$420.7
$510.9
$475.7
$428.1
$428.8
$437.0
$419.1 $417.0
$50.4
$61.3
$43.0
$45.8
$36.3
$1.4
($18.9)
$25.2
$11.6
2013 2011 2010 2009 2008 2006 2012 2007 3Q‘14 (3) 2006 2013 2011 2010 2009 2008 2012 2007 3Q’14 (2)
Combined Ratio
PTOI
All data in millions except for ratio calculations. TTM = trailing twelve months.
nd
nd

15.
131.7% 115.2%
Syndicate 1200 Segment (30% of GWP)
General Liability 13%
Prof. Indemnity 13%
Int’l Casualty Treaty 3%
Directors & Officers 3%
Other 2%
About Us
• Well-established multi-class
platform at Lloyd’s of London
• Ranks among the largest
Syndicates at Lloyd’s by Stamp
Capacity
• Lloyd’s market ratings:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P
GWP by Business Unit (TTM 9/30/14)
Property 46%
Liability 35%
Specialty 15%
Aerospace 4%
Property Fac 18%
Personal Accident 12%
N. Am. & Int’l Binders 10%
Other 7%
95.8% 112.3% 96.2% 92.4%
Offshore Energy 7%
Onshore Energy 3%
Cargo 3%
Yachts & Hulls 2%
91.1%
Gross Written Premium PTOI
(1)
& Combined Ratio
(1) PTOI = Pre-Tax Operating Income. Excludes interest expense.
(2) Data is based on year-to-date as of September 30, 2014.
(3) Data is based on trailing twelve months as of September 30, 2014.
$282.9
$706.0
$389.9
$438.5
$533.4
$583.9
$569.0
($5.2)
$30.0
($27.7)
($63.8)
$31.8
$40.6
$37.1
2013 2011 2010 2009 2008 2012 3Q‘14 (3) 2013 2011 2010 2009 2008 2012 3Q’14 (2)
Combined Ratio
PTOI
All data in millions except for ratio calculations. TTM = trailing twelve months.

16.
International Specialty Segment (15% of GWP)
About Us
• Established primary operations in Brazil
• Established operations in Euro zone
• Established regional office in Dubai
GWP by Business Unit (TTM 9/30/14)
Excess Casualty 22%
Professional Liability 12%
Brazil 24%
Marine Cargo 10%
Property & Engineering 3%
Motor 5%
Financial Lines 6%
Reinsurance 42%
Other Assumed Re 4%
Property Risk XS 3%
Property Pro Rata 6%
Property Cat 30%
177.5% 71.7% 52.3% 77.9% 97.1% 95.5% 88.8%
Gross Written Premium PTOI
(1)
& Combined Ratio
(1) PTOI = Pre-Tax Operating Income. Excludes interest expense.
(2) Data is based on year-to-date as of September 30, 2014.
(3) Data is based on trailing twelve months as of September 30, 2014.
$126.4
$162.9
$188.9
$198.2
$260.2
$290.6
$292.1
$23.6
$50.3
$36.7
($67.7)
$15.7
$14.6
$18.7
2013 2011 2010 2009 2008 2012 3Q’14 (2) 2013 2011 2010 2009 2008 2012 3Q‘14 (3)
Combined Ratio
PTOI
• Bermuda team underwrites:
• Distributes through brokers
• Property cat, short tail per risk and
proportional treaty reinsurance worldwide
• Excess casualty and professional liability for
Fortune 1000 accounts
• Building diversity through international
expansion:
All data in millions except for ratio calculations. TTM = trailing twelve months.

17.
(1) Calculated using an assumed tax rate of 20%.
(2) Defined as Losses & LAE / (Earned Premiums less Other Reinsurance-Related Expenses).
(3) Defined as Underwriting, Acquisition and Insurance Expenses / (Earned Premiums less Other Reinsurance-Related Expenses).
3Q 2014 Operating Results
3Q 2014 3Q 2013
Year to Date
3Q 2014
Year to Date
3Q 2013
Gross Written Premiums $497.2 $495.1 $1,480.4 $1,475.5
Net Written Premiums 380.5 374.5 1,055.6 1,043.7
Earned Premiums 337.6 330.5 999.4 962.2
Losses and Loss Adjustment Expenses 191.9 190.9 559.5 554.1
Other Reinsurance-Related Expenses 0.0 4.6 0.0 14.4
Underwriting, Acquisition and Insurance Expenses 133.8 126.7 399.3 378.0
Underwriting Income $11.9 $8.3 $40.6 $15.7
Net Investment Income 20.8 24.1 64.7 77.3
Fee Income, net 1.6 0.3 0.1 0.5
Interest Expense 4.9 5.1 15.0 15.1
Operating Income $29.4 $27.6 $90.4 $78.4
Net Realized Investment Gains and Other 12.9 9.1 42.5 29.6
Foreign Currency Exchange (Gain) Loss (6.0) 3.8 (2.8) (5.2)
Income Before Taxes $48.3 $32.9 $135.7 $113.2
Provision for Income Taxes 3.6 1.9 12.2 17.8
Net Income $44.7 $31.0 $123.5 $95.4
Operating Income per Common Share (Diluted)
1
$0.89 $0.80 $2.72 $2.24
Net Income per Common Share (Diluted) $1.69 $1.12 $4.63 $3.41
Loss Ratio
2
56.8% 58.6% 56.0% 58.4%
Expense Ratio
3
39.6% 38.9% 40.0% 39.9%
Combined Ratio 96.4% 97.5% 96.0% 98.3%
All data in millions except for per share data and ratio calculations.

18.
*Duration includes cash & equivalents
As of September 30, 2014
Conservative Investment Strategy
17%
• Duration of 2.5 years*
• Average rating of ‘A1/A+’
• Book yield of 2.7%*
• Very liquid
• Conservatively managed
Portfolio Characteristics
*Book yield is pre-tax & includes all fixed maturities
18.
Equity Investments by Sector
9% Health Care
Energy 25%
7% Financials
5% Industrials
9% Technology
7% Funds
4% Materials
7% Discretionary
Consumer
Staples 25%
Total:
$0.5b
Fixed Maturities by Type
11% Short Term
Corporate
42%.
13% Gov.
18% Structured
State/Muni
16%.
Total:
$3.2b*
*$2.8 billion in fixed maturities, $0.4 billion in short term
2% Utilities & Telecom
Asset Allocation
10% Other
Fixed 69%
Maturities.
9% Short Term
12% Equities
Total:
$4.1b
$77m of cash & cash equivalents not included above
$77m of cash & cash equivalents not included above

19.
YTD 2010-3Q '14
2010 2011 2012 2013 3Q 2014 YTD Total
Total Shares Outstanding 31,206,796 31,285,469 31,384,271 34,066,889 34,268,995
Less: Treasury Shares 3,363,560 4,971,305 6,459,613 7,558,345    8,440,355
  Net Shares 27,843,236 26,314,164 24,924,658 26,508,544 25,828,640
Shares Repurchased 3,217,561    1,607,745    1,488,308    1,098,732    882,010       8,294,356
  As % of Beg. Net Shares 10% 6% 6% 4% 3% 27%
Avg. Repurchase Price per Share $33.05 $30.69 $29.89 $41.02 $47.78 $34.65
Total Repurchased ($m) $106.3 $49.3 $44.5 $45.1 $42.1 $287.4
Dividends per Share $0.48 $0.48 $0.48 $0.60 $0.51 $2.55
Dividend Payments ($m) $15.3 $14.2 $13.4 $16.1 $13.3 $72.3
Repurchases + Dividends ($m) $121.7 $63.6 $57.9 $61.1 $55.4 $359.7
Note: Not adjusted for June 2013 stock dividend.
Active Capital Management
Through share repurchases and dividends, we have returned $360 million of capital and repurchased 27% of shares outstanding from 2010 through 3Q 2014

20.
Source:  SNL Financial (as of 11/5/14).
Note: Peer Group consists of: Allied World, American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, HCC, Markel,
Navigators, OneBeacon, RLI Corp, Selective Group, W.R. Berkley.
Stock Price Performance – Last 2 Years
(10.0%)
+0.0%
+10.0%
+20.0%
+30.0%
+40.0%
+50.0%
+60.0%
+70.0%
+80.0%
+90.0%
Nov -12 Jan -13 Mar-13 May-13 Jul -13 Sep-13 Nov -13 Jan -14 Mar-14 May-14 Jul -14 Sep-14 Nov -14
Argo Group Peer Group S&P 500
+43%
+82%
+40%

21.
0.88x
1.21x
0.33x
Difference
Source:  SNL Financial (as of 11/5/14).
Note:  Price to book is average price/book across all peer companies based on latest reported book value.  Peer Group consists of: Allied World,
American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, HCC, Markel, Navigators, OneBeacon, RLI Corp, Selective
Group, W.R. Berkley.
Compelling Valuation vs. Peer Group
Price/Book Jan-00 Nov-14
Argo 0.70x 0.88x
Peer Avg. 1.17x 1.21x
Difference 0.47x 0.33x
-
0.2x
0.4x
0.6x
0.8x
1.0x
1.2x
1.4x
1.6x
1.8x
2.0x
Jan-00 Jan-02 Jan-04 Jan-06 Jan-08 Jan-10 Jan-12 Jan-14
Argo Peer Group

22.
Well Positioned for Value Creation in 2014 and Beyond
• Compelling investment case
• Stock trading at a discount to book value and below peers
• Upside potential as past and ongoing efforts continue
• Significant changes to premium composition completed
• Results of re-underwriting and efficiency efforts are emerging in financials
• Continue to employ and attract some of the best talent in the industry
• Brazil has traction and is beginning to scale
• Incremental yield improvements can have a favorable impact on ROE
• Moderate financial leverage
• Strong balance sheet with adequate reserves and excellent asset quality
We believe that Argo Group has potential to generate substantial value for new and existing investors